UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 9, 2022

NUTANIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Technology Drive, Suite 150

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 216-8360

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 9, 2022, Nutanix, Inc. (the "Company") announced a plan to reduce its global headcount by approximately 270 employees, which represents approximately 4% of the Company's total employees, following a review of its business structure and after taking other cost-cutting measures to reduce expenses. The headcount reduction is part of the Company’s ongoing efforts to drive towards profitable growth. The Company expects to complete substantially all of the headcount reduction by the end of the fiscal quarter ending October 31, 2022. As a result of the headcount reduction, the Company currently estimates that it will incur a pre-tax charge in the range of $20 million to $25 million during the fiscal quarter ending October 31, 2022 consisting of one-time severance and other termination benefit costs, all of which are expected to result in future cash expenditures.

Forward-Looking Statements

This Current Report on Form 8-K contains express and implied forward-looking statements, including, but not limited to, statements relating to (i) the Company’s expectations regarding the scope and timing of the completion of the headcount reduction, (ii) the Company’s ongoing efforts to drive towards profitable growth, and (iii) the Company’s expectations regarding the pre-tax charge resulting from the headcount reduction, including the estimated range and timing thereof, and the future cash expenditures resulting therefrom. These forward-looking statements are not historical facts and instead are based on the Company’s current expectations, estimates, opinions, and beliefs. Consequently, you should not rely on these forward-looking statements. The accuracy of these forward-looking statements depends upon future events and involves risks, uncertainties, and other factors, including factors that may be beyond the Company’s control, that may cause these statements to be inaccurate and cause its actual results, performance or achievements to differ materially and adversely from those anticipated or implied by such statements, including the risk that the Company may not realize the benefits expected from the headcount reduction and other risks detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021 filed with the U.S. Securities and Exchange Commission, or the SEC, on September 21, 2021, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2021 filed with the SEC on December 2, 2021, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2022 filed with the SEC on March 10, 2022, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2022 filed with the SEC on June 2, 2022. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by law, the Company assumes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any of these forward-looking statements to reflect actual results or subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: August 9, 2022	By:	/s/ Rukmini Sivaraman
Rukmini Sivaraman
Chief Financial Officer